Exhibit 10.2

Tyco International plc
2012 Share and Incentive Plan
TERMS AND CONDITIONS
OF
SHARE OPTION AWARD
SHARE OPTION AWARD made in Princeton, New Jersey, as of _____________ (the “Grant Date”) pursuant to the Tyco International plc 2012 Share and Incentive Plan (the “Plan”). Capitalized terms that are not defined herein have the meaning ascribed to them in the Plan.
1.    Grant of Share Option. Tyco International public limited company (the “Company” or “Tyco International plc”) has granted you an option to purchase ordinary Shares of the Company, as described in the grant notification letter issued to you, subject to the provisions of these Terms and Conditions. This Share Option is a Non-Qualified Share Option. The number of Shares covered by the Share Option is set forth on the website of the Company’s share plan administrator (available at www.ubs.com/onesource/tyc) (“OneSource”).
2.    Exercise Price. The purchase price of the Shares covered by the Share Option is described on the grant notification letter issued to you and set forth on the OneSource website.
3.    Vesting. Except as otherwise set forth herein, the Share Option will become exercisable in installments of one fourth (1/4) of the Shares specified in your grant notification letter per year over four years. Your vested right will be calculated on the anniversary of the Grant Date. No credit will be given for periods following Termination of Employment, except as set forth herein.
4.    Term of Share Option. Unless the Share Option has been terminated or cancelled on an earlier date, the Share Option must be exercised prior to the close of the New York Stock Exchange (“NYSE”) on the day prior to the 10th anniversary of the Grant Date. If the NYSE is not open for business on the expiration date specified, the Share Option will expire at the close of the NYSE’s previous business day.
5.    Payment of Exercise Price. You may pay the Exercise Price by cash, certified check, bank draft, wire transfer or postal or express money order. Alternatively, payment may be made by one or more of the following methods: (i) delivering to UBS Financial Services, or such other share option administrator as selected by the Company, a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly (within the typical settlement cycle for the sale of equity securities on the relevant trading market, or otherwise in accordance with Regulation T issued by the Federal Reserve Board) to the Company or its agents the amount of the sale proceeds adequate to satisfy the portion of the Exercise Price being so paid; (ii) tendering to the Company (by physical delivery or attestation) certificates of Tyco International plc ordinary shares that you have held for six months or longer (unless the Committee, in its sole discretion, waives this 6-month period) that have an aggregate Fair Market Value as of the day prior to the date of exercise equal to the portion of the Exercise Price being

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so paid; or (iii) if such form of payment is expressly authorized by the Board or the Committee, by instructing the Company to withhold Shares that would otherwise be issued were the Exercise Price to be paid in cash that have an aggregate Fair Market Value as of the date of exercise equal to the portion of the Exercise Price being so paid. Notwithstanding the foregoing, you may not tender any form of payment that the Company determines, in its sole and absolute discretion, could violate any law or regulation. You are not required to purchase all Shares subject to the Share Option at one time, but you must pay the full Exercise Price for all Shares that you elect to purchase before they will be delivered.
6.    Exercise of Share Option. Subject to these Terms and Conditions, the Share Option may be exercised by contacting (i) UBS Financial Services Inc. at 877-STK-TYCO (1-877-785-8926) if calling from within the U.S. or 001-201-272-7611 if calling from outside the U.S., or (ii) such other share option administrator as is selected by the Company. Your Share Option may be exercised after your death only by your estate or by the person given the authority to exercise the Share Option by your will or by operation of law. If the Share Option is exercised after your death, the Company will deliver Shares only after the Company has determined that the person exercising the Share Option is the duly appointed executor or administrator of your estate or the person to whom the Share Option has been transferred by your will or by the applicable laws of descent and distribution.

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7.    Retirement, Termination of Employment, Disability or Death. The Share Option will vest and remain exercisable as set forth below in the case of Termination of Employment, Retirement, Disability or death:

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Event	Vesting	Exercise
Voluntary Termination of Employment (other than Retirement)	Unvested Awards are forfeited as of your Termination of Employment.	Vested Awards expire on the earlier of (i) original expiration date, or (ii) 90 days after Termination of Employment.
Involuntary Termination of Employment not for Cause	Unvested Awards are forfeited as of your Termination of Employment, except as otherwise provided in Sections 8, 9 or 10.	Vested Awards expire on the earlier of (i) original expiration date, or (ii) 90 days after Termination of Employment, except as otherwise provided in Sections 8, 9 or 10.
Termination of Employment for Cause	Unvested Awards are immediately forfeited as of your Termination of Employment.	Vested Awards are immediately cancelled upon Termination of Employment.
Retirement (defined as Termination of Employment for reasons other than Cause on or after age 55 if the sum of your age and full years of service with the Company is at least 60).
Unvested Awards that have been granted within twelve months are forfeited if your Retirement occurs less than twelve months after the Grant Date. On or after the 1st anniversary of the Grant Date, unvested Awards accelerate and vest pro rata based on the number of full months of service completed commencing on the Grant Date and ending on the date of your Termination of Employment divided by the number of full months required to achieve complete vesting (with an offset for Share Options previously vested). The remaining unvested portion of your Award will immediately be forfeited and your rights with respect to such Share Options will end.
Vested Awards expire on the earlier of (i) original expiration date, or (ii) three years after Termination of Employment.
Disability or death	Unvested Awards become fully vested as of your Termination of Employment.	Vested Awards expire on the earlier of (i) original expiration date, or (ii) three years after your Termination of Employment.
Termination of Employment means the date of cessation of an Employee’s employment relationship with the Company or a subsidiary for any reason, with or without Cause, as determined by the Company. For the avoidance of doubt, the date of cessation of your

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employment relationship with the Company or a Subsidiary shall exclude any notice or severance period that you may be entitled to receive.
8.    Change in Control. In the event of (i) a Change in Control of Tyco International plc and your Change in Control Termination, or (ii) your Termination of Employment by reason of a “Good Reason Resignation” which qualifies you for severance benefits under the Tyco International plc Change in Control Severance Plan for Certain U. S. Officers and Executives (the “CIC Severance Plan”) within two years following a Change in Control, your Share Option will immediately become fully vested. Your Share Option will expire on the earlier of (i) the original expiration date or (ii) three years from the effective date of your Change in Control Termination or your Termination of Employment by reason of a Good Reason Resignation, as described in the preceding sentence.
9.    Termination of Employment as a Result of Divestiture or Outsourcing. Notwithstanding any provision to the contrary in Sections 7 or 8, if your involuntary Termination of Employment other than for Cause is as a result of a Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement (each as defined below), your Share Option will vest on a pro-rata basis based on the number of full months of service completed commencing on the Grant Date and ending on the date of your Termination of Employment divided by the number of full months required to achieve complete vesting (with an offset for Share Options previously vested). The vested portion of your Share Option will expire on the earlier of (i) the original expiration date and (ii) three years after the date of your Termination of Employment.
Notwithstanding the foregoing, you shall not be eligible for such pro-rata vesting and extended expiration date if (i) your Termination of Employment occurs on or prior to the closing date of such Disposition of Assets or Disposition of a Subsidiary, as applicable, or on such later date as is specifically provided in the applicable transaction agreement or related agreements, or on the effective date of such Outsourcing Agreement applicable to you (the “Applicable Employment Date”), and (ii) you are offered Comparable Employment (as defined below) with the buyer, successor company or outsourcing agent, as applicable, but do not commence such employment on the Applicable Employment Date.
For purposes of this Section 9, “Comparable Employment” shall mean employment (i) with base compensation and benefits (not including perquisites, allowances or long term incentive compensation) that, taken as whole, is not materially reduced from that which is in effect immediately prior to your Termination of Employment and (ii) that is at a geographic location no more than 50 miles from your principal place of employment in effect immediately prior to your Termination of Employment; “Disposition of Assets” shall mean the disposition by the Company or a Subsidiary by which you are employed of all or a portion of the assets used by the Company or Subsidiary in a trade or business to an unrelated corporation or entity; “Disposition of a Subsidiary” shall mean the disposition by the Company or a Subsidiary of its interest in a subsidiary or controlled entity to an unrelated individual or entity (which, for the avoidance of doubt, excludes a spin-off or split-off or similar transaction), provided that such subsidiary or entity ceases to be controlled by the Company as a result of such disposition; and “Outsourcing Agreement” shall mean a written agreement between the Company or a Subsidiary

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and an unrelated third party (“Outsourcing Agent”) pursuant to which (i) the Company transfers the performance of services previously performed by employees of the Company or Subsidiary to the Outsourcing Agent, and (ii) the Outsourcing Agent is obligated to offer employment to any employee whose employment is being terminated as a result of or in connection with said Outsourcing Agreement.
10.    Termination of Employment with Severance Benefits. If (i) your Termination of Employment occurs twelve months or later after the Grant Date, (ii) upon your Termination of Employment you are a Section 16 Officer or employed in a job classification Band 1 or Band 2, and (iii) you are involuntarily terminated for reasons other than Cause, a portion of your Award equivalent to the number of Share Options that would have vested in the twelve month period following the date of your Termination of Employment had you not been terminated will accelerate and immediately vest. The vested portion of your Award will expire on the earlier of (i) the original expiration date of the Award, (ii) one year after the date of your Termination of Employment and (iii) such later date as may be applicable under Section 7.
11.    Withholdings; Tax Recovery. The Company will have the right, prior to the issuance or delivery of any Shares in connection with the exercise of the Share Option, to withhold or demand from you payment of the amount necessary to satisfy applicable tax requirements, as determined by the Company. The methods described in Section 5 may also be used to pay your withholding tax obligation.
By not declining the Award, you hereby acknowledge that the Company or Subsidiary or employing company shall require you to pay the Company or Subsidiary or employing company the amount of any federal, state, local, foreign or other tax or other amount required by any governmental authority to be withheld and paid over by the Company or Subsidiary or employing company to such authority for your account, and you agree, as a condition of the grant of the Award and delivery of any Shares, to satisfy such obligations. Notwithstanding the foregoing, the Committee may in its discretion establish procedures to permit you to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to the Award, by electing (the “election”) to have the Company withhold Shares from the Shares to which you otherwise become entitled. The number of Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld, taking into account any exchange rate issues, is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing in accordance with election procedures established by the Committee.
By not declining the Award, you acknowledge that the Company has made no warranties or representations to you with respect to the tax consequences (including but not limited to income tax consequences) with respect to the Award contemplated by these Terms and Conditions, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. You hereby acknowledge that there may be adverse tax consequences upon the grant or vesting or exercise of the Award and/or the acquisition or disposition of the Shares subject to the Award and you have been advised that you should consult with your own attorney, accountant and/or tax advisor regarding the decision to enter into this

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Award and these Terms and Conditions and the consequences thereof. You also acknowledge that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for you.

12.    Transfer of Share Option. You may not transfer the Share Option or any interest therein except by will or the laws of descent and distribution. Notwithstanding the foregoing, you may transfer the Share Option to members of your immediate family or to one or more trusts for the benefit of family members or to one or more partnerships in which the family members are the only partners, provided that (i) you do not receive any consideration for the transfer, (ii) you furnish the Committee or its designee with detailed written notice of the transfer at least three (3) business days in advance, and (iii) the Committee or its designee consents in writing. For this purpose, “family member” means your spouse, children, grandchildren, parents, grandparents, siblings, nieces, nephews and grandnieces and grandnephews, including adopted, in-laws and step family members. Any Share Option transferred pursuant to this provision will continue to be subject to the same terms and conditions that were applicable to the Share Option immediately prior to transfer. The Share Option may be exercised by the transferee only to the same extent that you could have exercised the Share Option had no transfer occurred.
13.    Covenant; Forfeiture of Award; Agreement to Reimburse Company.
(a)    If your Termination of Employment is for Cause, including without limitation a termination as a result of your violation of the Company’s Code of Ethical Conduct, any outstanding vested or unvested Share Options shall be immediately rescinded and you will forfeit any rights you have with respect to those Share Options. Furthermore, by not declining this Award you agree and promise immediately to deliver to the Company Shares (or, in the discretion of the Committee, cash) equal in value to the amount of any profit you realized upon an exercise of the Share Option during the period beginning six months prior to your Termination of Employment for Cause and ending on the six-month anniversary of your Termination of Employment for Cause, including, without limitation, a termination for Cause resulting from your violation of the Company’s Code of Ethical Conduct.
(b)     If the Committee determines, in its sole discretion, that at any time after the Grant Date and prior to the second anniversary of your Termination of Employment you (i) disclosed business confidential or proprietary information related to any business of the Company or Subsidiary or (ii) have entered into an employment or consultation arrangement (including any arrangement for employment or service as an agent, partner, shareholder, consultant, officer or director) with any entity or person engaged in a business, which arrangement would likely (in the sole judgment of the Committee) result in the disclosure of business confidential or proprietary information related to any business of the Company or a Subsidiary to a business that is competitive with any Company or Subsidiary business as to which you have had access to business strategic or confidential information, and the Committee has not approved the arrangement in writing, then any Share Option that you have not exercised (whether vested or unvested) will immediately be rescinded, and you will forfeit any rights you have with respect to these Share Options as of the date of the Committee’s determination.

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14.    Adjustments. In the event of any share split, reverse share split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, the Committee shall adjust the number and kind of Shares covered by the Share Option, the Exercise Price and other relevant provisions to the extent necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be provided by the Share Option. Any such determinations and adjustments made by the Committee will be binding on all persons.
15.    Restrictions on Exercise. Exercise of the Share Option is subject to the conditions that, to the extent required at the time of exercise, (a) the Shares covered by the Share Option will be duly listed, upon official notice of issuance, on the NYSE, and (b) a Registration Statement under the Securities Act of 1933 with respect to the Shares will be effective or an exemption from registration will apply. The Company will not be required to deliver any Shares until all applicable federal and state laws and regulations have been complied with and all legal matters in connection with the issuance and delivery of the Shares have been approved by the appropriate counsel of the Company.
16.    Disposition of Securities. By not declining the Award, you acknowledge that you have read and understand the Company’s Insider Trading Policy, and are aware of and understand your obligations under applicable securities laws with respect to trading in the Company’s securities, and you agree not to exercise your Share Option at any time when doing so would result in a violation of securities law. You also acknowledge that, independent of any remedy afforded by Section 13 hereof, the Company will have the right to recover, or receive reimbursement for, any compensation or profit realized on the exercise of the Share Option or by the disposition of Shares received upon exercise of the Share Option to the extent that the Company has a right of recovery or reimbursement under applicable securities laws or regulations, regulations imposed by any securities exchange upon which the Company’s ordinary shares are listed, or under its pay recoupment policy. You further acknowledge that any such law, regulation or policy may provide for recovery of benefits, including Shares delivered to you in respect of this Award, irrespective of any finding of fault, causation, liability or guilt on your behalf.
17.    Plan Terms Govern. The exercise of the Option, the disposition of any Shares received upon exercise of the Share Option, and the treatment of any gain on the disposition of these Shares are subject to the terms of the Plan and any rules that the Committee may prescribe. The Plan document, as may be amended from time to time, is incorporated by reference into these Terms and Conditions. Except with respect to the choice of law provision, in the event of any conflict between the terms of the Plan and the terms of these Terms and Conditions, the terms of the Plan will control. By not declining the Award, you acknowledge receipt of the Plan, as in effect on the date of these Terms and Conditions.

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18.    Personal Data. To comply with applicable law and to administer the Plan and these Terms and Conditions properly, the Company and its agents may hold and process your personal data and/or sensitive personal data. Such data includes, but is not limited to, the information provided in this grant package and any changes thereto, other appropriate personal and financial data about you, and information about your participation in the Plan and Shares obtained under the Plan from time to time. By not declining the Award, you hereby give your explicit consent to the Company’s processing any such personal data and/or sensitive personal data, and you also hereby give your explicit consent to the Company’s transfer of any such personal data and/or sensitive personal data outside the country in which you work or reside and to the United States. The legal persons for whom your personal data is intended include the Company and any of its Subsidiaries (or former Subsidiaries as are deemed necessary), the outside Plan administrator as selected by the Company from time to time, and any other person that the Company may find in its administration of the Plan to be appropriate. You have the right to review and correct your personal data by contacting your local Human Resources representative. By not declining the Award, you understand and acknowledge that the transfer of the information outlined here is important to the administration of the Plan, and that failure to consent to the transmission of such information may limit or prohibit your participation in the Plan and receipt of the Award.
By not declining the Award you agree, as a condition of participation in the Plan, that any personal data in relation to you may be held by the Company and/or a Subsidiary and/or the Board and/or the Committee and passed on to a third party broker, registrar, administrator and/or future purchaser of the Company for all purposes relating to the operation or administration of the Plan, including to countries or territories outside your country or territory or, where applicable, outside of the European Economic Area.
19.    No Contract of Employment or Promise of Future Grants. By not declining the Award, you agree to be bound by these Terms and Conditions and acknowledge that the Award is granted at the sole discretion of the Company and is not considered part of any contract of employment with the Company or your ordinary or expected salary or other compensation, and that the Award will not be considered as part of such salary or compensation for purposes of any pension benefits or in the event of severance, redundancy or resignation. If your employment with the Company or a Subsidiary is terminated for any reason, whether lawfully or unlawfully, you acknowledge and agree that you will not be entitled by way of damages or specific performance for breach of contract, dismissal or compensation for loss of office, tort or otherwise with respect to the Plan or this Award to any sum, shares or other benefits to compensate you for the loss or diminution in value of any actual or prospective rights, benefits or expectation under or in relation to the Plan or the forfeiture and/or termination of this Award.
20.    Limitations. Nothing in these Terms and Conditions or the Plan gives you any right to continue in the employ of the Company or any of its Subsidiaries or to interfere in any way with the right of the Company or any Subsidiary to terminate your employment at any time. Payment of Shares is not secured by a trust, insurance contract or other funding medium, and you do not have any interest in any fund or specific asset of the Company by reason of the Share

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Option. You have no rights as a shareholder of the Company pursuant to the Share Option until Shares are actually delivered you.
21.    Incorporation of Other Agreements. These Terms and Conditions and the Plan constitute the entire understanding between you and the Company regarding the Share Option. These Terms and Conditions supercede any prior agreements, commitments or negotiations concerning the Share Option, except as otherwise provided in Section 17 above.
22.    Severability. The invalidity or unenforceability of any provision of these Terms and Conditions will not affect the validity or enforceability of the other provisions of these Terms and Conditions, which will remain in full force and effect. Moreover, if any provision is found to be excessively broad in duration, scope or covered activity, the provision will be construed so as to be enforceable to the maximum extent compatible with applicable law.
23. Governing Law.  The validity, interpretation, construction and performance of these Terms and Conditions shall be governed by the laws of the state of New Jersey without reference to principles of conflicts of laws that would direct the application of the law of any other jurisdiction.
By not declining this Award, you agree to and acknowledge the following:
(i)    you have carefully read, fully understand and agree to all of the terms and conditions described in these Terms and Conditions and the Plan;
(ii)    you understand and agree that these Terms and Conditions and the Plan constitute a binding agreement between you and the Company and represent the entire understanding between you and the Company regarding the Share Option, and that any prior agreements, commitments or negotiations concerning the Share Option are replaced and superseded; and
(iii)    you acknowledge the authority of the Committee to administer and interpret these Terms and Conditions and the terms and conditions set forth in the Plan.
You will be deemed to consent to the application of the terms and conditions set forth in these Terms and Conditions and the Plan unless you contact Tyco International plc, c/o Equity Plan Administration, 9 Roszel Road, Princeton, NJ 08540 in writing within sixty days of the date of these Terms and Conditions. Notification of your non-consent will nullify this grant unless otherwise agreed to in writing by you and the Company.

George R. Oliver
Chief Executive Officer,
Tyco International plc

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Tyco International plc
2012 Share and Incentive Plan
TERMS AND CONDITIONS
OF
RESTRICTED UNIT AWARD

RESTRICTED UNIT AWARD made in Princeton, New Jersey, as of _____________ (the “Grant Date”) pursuant to the Tyco International plc 2012 Share and Incentive Plan (the “Plan”). Capitalized terms that are not defined herein have the meaning ascribed to them in the Plan.
1.    Grant of Award. Tyco International public limited company (the “Company” or “Tyco International plc”) has granted you Restricted Units, as described in the grant notification letter that was issued to you, subject to the provisions of these Terms and Conditions. The Company will hold the Restricted Units in a bookkeeping account on your behalf until they become payable or are forfeited or cancelled. The number of Shares covered by the Restricted Units is set forth on the website of the Company’s share plan administrator (available at www.ubs.com/onesource/tyc) (“OneSource”).
2.    Payment Amount. Each Restricted Unit represents the right to receive, upon vesting, one (1) ordinary Share of Tyco International plc.
3.    Form of Payment. Vested Restricted Units will be redeemed solely for Shares, subject to Sections 12 and 13.
4.    Dividends. For each Restricted Unit that remains outstanding, you will be credited with a Dividend Equivalent Unit (“DEU”) for any cash dividends distributed by the Company on its ordinary shares. DEUs will be calculated at the same dividend rate paid to holders of ordinary shares. DEUs will vest in accordance with the vesting schedule applicable to the underlying Restricted Units and shall be payable at the same time that the underlying Restricted Units are payable as provided herein.
5.    Vesting. Except as otherwise set forth herein, your Restricted Units will vest in installments of one-fourth (1/4) of the Shares specified in your grant notification letter per year over four years.Your vested right will be calculated on the anniversary of the Grant Date. No credit will be given for periods following Termination of Employment. Except as otherwise set forth herein, payment shall be made to you as soon as practicable following the vesting date.
6.    Retirement, Termination of Employment, Disability or Death. Restricted Units will vest in the case of Termination of Employment, Retirement, Disability, or death as set forth below:

Event	Vesting
Voluntary Termination of Employment (other than Retirement)	Unvested Awards are forfeited and your rights with respect to such Restricted Units will end as of your Termination of Employment.
Involuntary Termination of Employment not for Cause	Unvested Awards are forfeited and your rights with respect to such Restricted Units will end as of your Termination of Employment, except as otherwise provided in Sections 7 or 8.
Termination of Employment for Cause	Unvested Awards are immediately forfeited and your rights with respect to such Restricted Units will end as of your Termination of Employment.
Retirement (defined as Termination of Employment for reasons other than Cause on or after age 55 if the sum of your age and full years of service with the Company is at least 60).
If you are Retirement eligible and your Termination of Employment is for reasons other than Cause and is less than twelve months after the Grant Date, your Restricted Units will immediately be forfeited and your rights with respect thereto will end. If you are Retirement eligible and your Termination of Employment is for reasons other than Cause and is twelve or more months after the Grant Date, your Restricted Units will accelerate and vest pro rata (in full month increments) based on the number of full months of service that you have completed beginning on the Grant Date and ending on the date of your Termination of Employment divided by the original number of full months in the vesting period, (with an offset for Shares previously vested). Any unearned portion of your Award will immediately be forfeited and your rights with respect to such Restricted Units will end. Any payment shall be made to you as soon as practicable following your Termination of Employment.

Disability or death
Unvested Awards become fully vested as of your Termination of Employment. In the event of your Death, the Company will make a payment to your estate within 90 days following your death. In the event that your Termination of Employment is a result of your Disability, payment shall be made to you as soon as practicable following your Termination of Employment.

“Termination of Employment” means the date of cessation of an Employee’s employment relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined by the Company. For the avoidance of doubt, the date of cessation of your employment relationship with the Company or a Subsidiary shall exclude any notice or severance period that you may be entitled to receive.
7.    Change in Control. In the event of (i) a Change in Control of Tyco International plc, and your Change in Control Termination, or (ii) your Termination of Employment by reason of a “Good Reason Resignation” which qualifies you, or would qualify you for severance benefits under the Tyco International Change in Control Severance Plan for Certain U. S. Officers and Executives (the “CIC Severance Plan”) within two years following a Change in Control, Restricted Units will immediately become fully vested and payment shall be made as soon as practicable following such Change in Control Termination or your Termination of Employment by reason of a Good Reason Resignation, as described in the preceding sentence.
8.    Termination of Employment as a Result of Divestiture or Outsourcing. Notwithstanding any provision to the contrary in Sections 6 or 7, if your involuntary Termination of Employment other than for Cause is as a result of a Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement (each as defined below), your Restricted Units will vest on a pro-rata basis based on the number of full months of service completed commencing on the Grant Date and ending on the date of your Termination of Employment divided by the number of full months required to achieve complete vesting (with an offset for Shares previously vested). Any payment shall be made to you as soon as practicable following the date of vesting.
Notwithstanding the foregoing, you shall not be eligible for such pro-rata vesting if (i) your Termination of Employment occurs on or prior to the closing date of such Disposition of Assets or Disposition of a Subsidiary, as applicable, or on such later date as is specifically provided in the applicable transaction agreement or related agreements, or on the effective date of such Outsourcing Agreement applicable to you (the “Applicable Employment Date”), and (ii) you are offered Comparable Employment (as defined below) with the buyer, successor company or outsourcing agent, as applicable, but do not commence such employment on the Applicable Employment Date.
For the purposes of this Section 8, “Comparable Employment” shall mean employment (i) with base compensation and benefits (not including perquisites, allowances or long term incentive compensation) that, taken as whole, is not materially reduced from that which is in effect immediately prior to your Termination of Employment and (ii) that is at a geographic location no more than 50 miles from your principal place of employment in effect immediately prior to your Termination of Employment; “Disposition of Assets” shall mean the disposition by the Company or a Subsidiary by which you are employed of all or a portion of the assets used by the Company or Subsidiary in a trade or business to an unrelated corporation or entity; “Disposition of a Subsidiary” shall mean the disposition by the Company or a Subsidiary of its interest in a subsidiary or controlled entity to an unrelated individual or entity (which, for the avoidance of doubt, excludes a spin-off or split-off or similar transaction), provided that such subsidiary or entity ceases to be controlled by the Company as a result of such disposition; and “Outsourcing Agreement” shall mean a written agreement between the Company or a Subsidiary and an unrelated third party (“Outsourcing Agent”) pursuant to which (i) the Company transfers the performance of services previously performed by employees of the Company or Subsidiary to the Outsourcing Agent, and (ii) the Outsourcing Agent is obligated to offer employment to any employee whose employment is being terminated as a result of or in connection with said Outsourcing Agreement.
9.    Withholdings; Tax Recovery. The Company will have the right, prior to any issuance or delivery of Shares on your Restricted Units, to withhold, accelerate payment or demand from you payment of the amount necessary to satisfy applicable tax requirements, as determined by the Company. If you have not satisfied your tax withholding requirements in a timely manner, the Company will have the right to sell the number of Shares from your Award necessary to generate proceeds sufficient to satisfy such requirements. In addition, the Company shall have the right, if so provided under local law, to recover any taxes relating to this Award that the Company or any affiliate pays on your behalf.
By accepting the Award and not declining the Award, you hereby acknowledge that the Company or Subsidiary or employing company shall require you to pay the Company or Subsidiary or employing company the amount of any federal, state, local, foreign or other tax or other amount required by any governmental authority to be withheld and paid over by the Company or Subsidiary or employing company to such authority for your account, and you agree, as a condition of the grant of the Award and delivery of any Shares, to satisfy such obligations. Notwithstanding the foregoing, the Committee may in its discretion establish procedures to permit you to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to the Award, by electing (the “election”) to have the Company withhold Shares from the Shares to which you otherwise become entitled. The number of Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld, taking into account any exchange rate issues, is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing in accordance with election procedures established by the Committee
By accepting the Award and not declining the Award you acknowledge that the Company has made no warranties or representations to you with respect to the tax consequences (including but not limited to income tax consequences) with respect to the Award contemplated by these Terms and Conditions, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. You hereby acknowledge that there may be adverse tax consequences upon the grant or vesting of the Award and/or the acquisition or disposition of the Shares subject to the Award and you have been advised that you should consult with your own attorney, accountant and/or tax advisor regarding the decision to enter into this Award and these Terms and Conditions and the consequences thereof. You also acknowledge that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for you.
10.    Transfer of Award. You may not transfer any interest in Restricted Units except by will or the laws of descent and distribution. Any other attempt to dispose of your interest in Restricted Units will be null and void.

11.    Forfeiture of Award; Confidentiality; Non-Competition; Non-Solicitation; Agreement to Reimburse Company.
(a) If your Termination of Employment is for Cause, including without limitation a termination as a result of your violation of the Company’s Code of Ethical Conduct, any unvested Restricted Units shall be immediately rescinded and you will forfeit any rights you have with respect thereto. Furthermore, by accepting this Award and not declining this Award, you agree and promise immediately to deliver to the Company the number of Shares (or, in the discretion of the Committee, the cash value of said shares) you received for Restricted Units that vested or were delivered during the period beginning six months prior to your Termination of Employment for Cause and ending on the six-month anniversary of your Termination of Employment for Cause, including, without limitation, a termination for Cause resulting from your violation of the Company’s Code of Ethical Conduct.
(b) You agree that during your employment with the Company or its Subsidiaries, and thereafter, you will not disclose confidential or proprietary information, or trade secrets, related to any business of the Company or the Subsidiary. Except as prohibited by law, you agree that during your employment with the Company or its Subsidiaries, and for the one year period following your Termination of Employment for any reason, you will not directly or indirectly, own, manage, operate, control (including indirectly through a debt, equity investment, or otherwise), provide services to, or be employed by, any person or entity engaged in any business that is (i) located in a region with respect to which you had substantial responsibilities while employed by the Company or its Subsidiaries, and (ii) competitive, with (A) the line of business or businesses of the Company or its Subsidiaries that you were employed with during your employment (including any prospective business to be developed or acquired that was proposed at the date of termination), or (B) any other business of the Company or its Subsidiaries with respect to which you had substantial exposure during such employment.
Except as prohibited by law, you further agree that during your employment with the Company or its Subsidiaries, and for the two-year period thereafter, you will not, directly or indirectly, on your own behalf or on behalf of another (i) solicit, recruit, aid or induce any employee of the Company or any of its Subsidiaries to leave their employment with the Company or its Subsidiaries in order to accept employment with or render services to another person or entity unaffiliated with the Company or its Subsidiaries, or hire or knowingly take any action to assist or aid any other person or entity in identifying or hiring any such employee, or (ii) solicit, aid, or induce any customer of the Company or any of its Subsidiaries to purchase goods or services then sold by the Company or its Subsidiaries from another person or entity, or assist or aid any other persons or entity in identifying or soliciting any such customer, or (iii) otherwise interfere with the relationship of the Company or any of its Subsidiaries with any of its employees, customers, agents, or representatives.
Irreparable injury will result to the Company, and to its business, in the event of a breach by you of any of your covenants and commitments under this Agreement, including the covenants of non-competition and non-solicitation. Therefore, in the event of a breach of such covenants and commitments, in the sole discretion of the Company, any of your unvested

Restricted Units shall be immediately rescinded and you will forfeit any rights you have with respect thereto. Furthermore, by accepting the award, and not declining the award, in the event of such a breach, upon demand by the Company, you hereby agree and promise immediately to deliver to the Company the number of Shares (or, in the discretion of the Committee, the cash value of said shares) you received for Restricted Units that vested or were delivered during the period beginning six months prior to your Termination of Employment and ending on the six-month anniversary of your Termination of Employment. In addition, the Company reserves all rights to seek any and all remedies and damages permitted under law, including, but not limited to, injunctive relief, equitable relief and compensatory damages. You further acknowledge and confirm that the terms of this Section, including but not limited to the time and geographic restrictions, are reasonable, fair, just and enforceable by a court.
12.    Adjustments. In the event of any share split, reverse share split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, the Committee shall adjust the number and kind of Shares covered by the Restricted Units and other relevant provisions to the extent necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be provided by the Restricted Units. Any such determinations and adjustments made by the Committee will be binding on all persons.
13.    Restrictions on Payment of Shares. Payment of Shares for your Restricted Units is subject to the conditions that, to the extent required at the time of delivery, (a) the Shares underlying the Restricted Units will be duly listed, upon official notice of issuance, on the NYSE, and (b) a Registration Statement under the Securities Act of 1933 with respect to the Shares will be effective. The Company will not be required to deliver any Shares until all applicable federal and state laws and regulations have been complied with and all legal matters in connection with the issuance and delivery of the Shares have been approved by the appropriate counsel of the Company.
14.    Disposition of Securities. By accepting the Award and not declining the Award, you acknowledge that you have read and understand the Company’s Insider Trading Policy, and are aware of and understand your obligations under applicable securities laws in respect of trading in the Company’s securities. You also acknowledge that, independent of any remedy afforded by Section 11 hereof, the Company will have the right to recover, or receive reimbursement for, any compensation or profit realized on the disposition of Shares received for Restricted Units to the extent that the Company has a right of recovery or reimbursement under applicable securities laws or regulations, or regulations imposed by any securities exchange upon which the Company’s ordinary shares are listed, or under its pay recoupment policy. You further acknowledge that any such law, regulation or policy may provide for recovery of benefits, including Shares delivered to you in respect of this Award, irrespective of any finding of fault, causation, liability or guilt on your behalf.

15.    Plan Terms Govern. The redemption of Restricted Units, the disposition of any Shares received for Restricted Units, and the treatment of any gain on the disposition of these Shares are subject to the terms of the Plan and any rules that the Committee may prescribe. The Plan document, as may be amended from time to time, is incorporated by reference into these Terms and Conditions. Except with respect to the choice of law provision, in the event of any conflict between the terms of the Plan and the terms of these Terms and Conditions, the terms of the Plan will control. By accepting the Award and not declining the Award, you acknowledge receipt of the Plan and the prospectus, as in effect on the date of these Terms and Conditions.
16.    Personal Data. To comply with applicable law and to administer the Plan and these Terms and Conditions properly, the Company and its agents may hold and process your personal data and/or sensitive personal data. Such data includes, but is not limited to, the information provided in this grant package and any changes thereto, other appropriate personal and financial data about you, and information about your participation in the Plan and Shares obtained under the Plan from time to time. By accepting the Award and not declining the Award, you hereby give your explicit consent to the Company’s processing any such personal data and/or sensitive personal data, and you also hereby give your explicit consent to the Company’s transfer of any such personal data and/or sensitive personal data outside the country in which you work or reside and to the United States. The legal persons for whom your personal data is intended include the Company and any of its Subsidiaries (or former Subsidiaries as are deemed necessary), the outside Plan administrator as selected by the Company from time to time, and any other person that the Company may find in its administration of the Plan to be appropriate. You have the right to review and correct your personal data by contacting your local Human Resources representative. By accepting the Award and not declining the Award, you understand and acknowledge that the transfer of the information outlined here is important to the administration of the Plan, and that failure to consent to the transmission of such information may limit or prohibit your participation in the Plan and your receipt of the Award.
By accepting the Award and not declining the Award you agree, as a condition of participation in the Plan, that any personal data in relation to you may be held by the Company and/or a Subsidiary and/or the Board and/or the Committee and passed on to a third party broker, registrar, administrator and/or future purchaser of the Company for all purposes relating to the operation or administration of the Plan, including to countries or territories outside your country or territory or, where applicable, outside of the European Economic Area.
17.    No Contract of Employment or Promise of Future Grants. By accepting the Award and not declining the Award, you agree to be bound by these Terms and Conditions and acknowledge that the Award is granted at the sole discretion of the Company and is not considered part of any contract of employment with the Company or your ordinary or expected salary or other compensation, and that the Award will not be considered as part of such salary or compensation for purposes of any pension benefits or in the event of severance, redundancy or resignation. If your employment with the Company or a Subsidiary is terminated for any reason, whether lawfully or unlawfully, you acknowledge and agree that you will not be entitled by way of damages or specific performance for breach of contract, dismissal or compensation for loss of office, tort or otherwise with respect to the Plan or this Award to any sum, shares or other benefits to compensate you for the loss or diminution in value of any actual or prospective rights, benefits or expectation under or in relation to the Plan or the forfeiture and/or termination of this Award.
18.    Limitations. Nothing in these Terms and Conditions or the Plan gives you any right to continue in the employ of the Company or any of its Subsidiaries or to interfere in any way with the right of the Company or any Subsidiary to terminate your employment at any time. Payment of your Restricted Units is not secured by a trust, insurance contract or other funding medium, and you do not have any interest in any fund or specific asset of the Company by reason of this Award or the account established on your behalf. You have no rights as a shareholder of the Company pursuant to the Restricted Units until Shares are actually delivered to you.
19.    Incorporation of Other Agreements. These Terms and Conditions and the Plan constitute the entire understanding between you and the Company regarding the Restricted Units. These Terms and Conditions supersede any prior agreements, commitments or negotiations concerning the Restricted Units, except as otherwise provided in Section 15 above.
20.    Severability. The invalidity or unenforceability of any provision of these Terms and Conditions will not affect the validity or enforceability of the other provisions of the Agreement, which will remain in full force and effect. Moreover, if any provision is found to be excessively broad in duration, scope or covered activity, the provision will be construed so as to be enforceable to the maximum extent compatible with applicable law.
21.    Delayed Payment. Notwithstanding anything in these Terms and Conditions to the contrary, if the Company determines that you are a “specified employee” within the meaning of Section 409A(a)(2)(B) of the United States Internal Revenue Code and the regulations thereunder, and you become entitled to payment of Restricted Units on account of your Termination of Employment, such payment shall be delayed until six months following your Termination of Employment if the Company reasonably determines that your Award is subject to the provisions of Section 409A of the United States Internal Revenue Code and the regulations thereunder. Your Award shall continue to be credited with Dividend Equivalent Units during any such six-month delay period.
22.    Compliance with Section 409A. Payments under the Plan may be subject to Section 409A of the Internal Revenue Code. The Committee may make such modifications to these Terms and Conditions as it deems necessary or appropriate to comply with Section 409A.
23.    Governing Law.  The validity, interpretation, construction and performance of these Terms and Conditions shall be governed by the laws of the state of New Jersey without reference to principles of conflicts of laws that would direct the application of the law of any other jurisdiction.

24.    Acceptance of Terms and Conditions. By physically or electronically acknowledging this Award you agree to and acknowledge the following:

(i)    you have carefully read, fully understand and agree to all of the terms and conditions described in these Terms and Conditions and the Plan;
(ii)    you understand and agree that these Terms and Conditions and the Plan constitute a binding agreement between you and the Company and represent the entire understanding between you and the Company regarding the Award, and that any prior agreements, commitments or negotiations concerning the Restricted Units are replaced and superseded;
(iii)    you acknowledge the authority of the Committee to administer and interpret these Terms and Conditions and the terms and conditions set forth in the Plan; and
(iv)     you acknowledge that these Terms and Conditions contain a noncompetition provision that may impact your ability to perform certain services in the future.

Failure to affirmatively acknowledge or reject this Award before _____________ will result in your immediate and automatic acceptance of this Award and the Terms and Conditions under which this Award is governed, including the noncompetition provision contained therein You must therefore reject this Award or acknowledge these Terms and Conditions by returning the enclosed Acceptance Form to Tyco International plc, c/o Equity Plan Administration, 9 Roszel Road, Princeton, NJ 08540 including your written signature within sixty (60) days of the date of these Terms and Conditions. Notification of your rejection will nullify this grant unless otherwise agreed to in writing by you and the Company.

George R. Oliver
Chief Executive Officer,
Tyco International, plc

Form of Acceptance of Terms and Conditions

By physically or electronically acknowledging receipt of these Terms and Conditions you agree to and acknowledge the following:
(i)    you have carefully read, fully understand and agree to all of the terms and conditions described in these Terms and Conditions;
(ii)    you understand and agree that these Terms and Conditions and the Plan constitute a binding agreement between you and the Company and represent the entire understanding between you and the Company regarding the Award, and that any prior agreements, commitments or negotiations concerning the Restricted Units governed by the Award are replaced and superseded;
(iii)    you acknowledge the authority of the Committee to administer and interpret these Terms and Conditions and the terms and conditions set forth in the Plan; and
(iv)     you acknowledge that these Terms and Conditions contain a noncompetition provision that may impact your ability to perform certain services in the future.
Failure to affirmatively ACKNOWLEDGE or reject this Award before _____________ will result in your IMMEDIATE AND AUTOMATIC acceptance of this Award and the Terms and Conditions under which this Award is governed, including the noncompetition provision contained therein.
Click OK below to acknowledge receipt of these Terms and Conditions for the Restricted Unit Award dated _____________, including the noncompetition provision contained herein.
To reject this Award you must respond via mail, email or fax to:

Tyco International plc
c/o Equity Plan Administration
9 Roszel Road
Princeton, NJ 08540
Email: equityadmin@tyco.com
Fax: 609-720-4208

Tyco International plc
2012 Share and Incentive Plan
TERMS AND CONDITIONS
OF
PERFORMANCE SHARE UNIT AWARD

PERFORMANCE SHARE UNIT AWARD made in Princeton, New Jersey, as of _____________ (“Grant Date”) pursuant to the Tyco International plc 2012 Share and Incentive Plan (the “Plan”). Capitalized terms that are not defined herein have the meaning ascribed to them in the Plan.
1.    Grant of Award. Tyco International public limited company(the “Company” or “Tyco International plc”) has granted you Performance Share Units, as described in the grant notification letter issued to you, subject to the provisions of these Terms and Conditions and the Plan (such units referred to herein as “Performance Share Units”). The Company will hold the Performance Share Units in a bookkeeping account on your behalf until they become payable or are forfeited or cancelled. The number of Shares covered by the Performance Share Units is set forth on the website of the Company’s share plan administrator (available at www.ubs.com/onesource/tyc) “OneSource”).
2.    Payment Amount. Each Performance Share Unit represents the right to receive upon vesting, one (1) ordinary Share of Tyco International plc (as may be adjusted in accordance with Section 5(b)).
3.    Form of Payment. Your vested Performance Share Unit Award, determined in accordance with Section 5, will be redeemed solely for Shares, subject to Sections 12 and 13.
4.    Dividends. For each Performance Share Unit that is outstanding, you will be credited with a Dividend Equivalent Unit (“DEU”) for any cash dividends distributed by the Company on its ordinary shares. DEUs will be calculated at the same dividend rate paid to holders of ordinary shares. DEUs will vest in accordance with the vesting schedule applicable to the underlying Performance Share Units, shall be subject to adjustment based on the same performance measures applicable to the underlying Performance Share Units, and shall be payable at the same time that the underlying Performance Share Units are payable.
5.    (a) Vesting. Except as otherwise set forth herein, and subject to Section 5(b), your Performance Share Unit Award will fully vest at the end of the Vesting Period, as described in Appendix A. Any payment shall be made as soon as practicable following the end of the Vesting Period.
(b) Award Adjustment. The target number of Performance Share Units granted to you shall be adjusted at the end of the Performance Cycle based on the level of attainment of

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the performance measures and satisfaction of the other terms and conditions described in Appendix A. Such adjustment shall range from 0% to 200% of the target Shares granted to you. The determination of the attainment of the performance measures and satisfaction of any other applicable terms and conditions will be made in the sole discretion of the Committee as set forth below. No payment shall be made until the Committee certifies in writing that the applicable performance measures were satisfied.
6.    Retirement, Termination of Employment, Disability or Death. Subject to Section 5(b), Performance Share Units will vest, in the case of Termination of Employment, Retirement, Disability, or death, as set forth below:

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Event	Vesting
Voluntary Termination of Employment (other than Retirement)	Unvested Awards are forfeited and your rights with respect to these Performance Share Units will end as of your Termination of Employment.
Involuntary Termination of Employment not for Cause	Unvested Awards are forfeited and your rights with respect to these Performance Share Units will end as of your Termination of Employment, except as otherwise provided in Sections 7 or 8.
Termination of Employment for Cause	Unvested Awards are immediately forfeited and your rights with respect to these Performance Share Units will end as of your Termination of Employment.
Retirement (defined as Termination of Employment for reasons other than Cause on or after age 55 if the sum of your age and full years of service with the Company is at least 60).
If your Termination of Employment is due to your Retirement less than 12 months after the Grant Date, your Performance Share Units will immediately be forfeited and your rights with respect thereto will end. If your Termination of Employment is due to your Retirement twelve or more months after the Grant Date, you will earn a pro rata portion of your Award, if any Award is payable with respect to the Performance Cycle as determined in accordance with Section 5(b) above, based on the number of full months you have completed during the period beginning on the Grant Date and ending on the last day of the Vesting Period. Any unearned portion of your Award will immediately be forfeited and your rights with respect thereto will end. Any payment shall be made as soon as practicable following the end of the Performance Cycle as described in Section 5(b).

Disability or death
If your Termination of Employment is the result of your death or Disability, your Award will be determined as if you had continued active employment through the end of the Performance Cycle applicable to the Award. Any payment shall be made to your estate as soon as practicable following the end of the Performance Cycle as described in Section 5(b).

Termination of Employment means the date of cessation of an Employee’s employment relationship with the Company or a subsidiary for any reason, with or without Cause, as determined by the Company. For the avoidance of doubt, the date of cessation of your employment relationship with the Company or a Subsidiary shall exclude any notice or severance period that you may be entitled to receive.

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7.    Change in Control. In the event of a Change in Control of Tyco International plc, unless otherwise provided in this Section 7, the Terms and Conditions applicable to your Award shall continue in effect, except that no adjustment shall be made under Section 5(b). Your Award shall vest and become immediately payable upon (i) your Change in Control Termination, or (ii) your Termination of Employment by reason of a “Good Reason Resignation” which qualifies you for severance benefits under the Tyco International plc Change in Control Severance Plan for Certain U. S. Officers and Executives (the “CIC Severance Plan”) within two years following a Change in Control. Any Award payable pursuant to the preceding sentence shall be paid , as determined in the sole discretion of the Committee, at the higher of the target number of Performance Share Units granted to you and the level of actual performance as of the date of the Change in Control or such other date as the Committee shall determine in its discretion (and shall include any DEUs credited under Section 4) as soon as practicable following your Change in Control Termination or your Termination of Employment by reason of a Good Reason Resignation upon a Change in Control, as described in the preceding sentence. If prior to the Change in Control, you had satisfied the Retirement provisions of Section 6 and terminated your employment because of your Retirement, or previously terminated employment as a result of death or Disability as described in Section 6, your Award (as determined under Section 6) shall be paid, as determined in the sole discretion of the Committee, at the higher of the target performance and the level of actual performance as of the date of the Change in Control or such other date as the Committee shall determine in its discretion and shall be payable to you as soon as practicable following the Change in Control and no adjustment shall be made under Section 5(b).

8.    Termination of Employment as a Result of Divestiture or Outsourcing. Notwithstanding any provision to the contrary in Sections 6 or 7, if your involuntary Termination of Employment other than for Cause is as a result of a Disposition of Assets, Disposition of a Subsidiary or Outsourcing Agreement (each as defined below), you will earn a pro rata portion of your Award based on the number of full months you have completed during the period beginning on the Grant Date and ending on the last day of the Vesting Period. Any payment shall be made as soon as practicable following the later of your Termination of Employment and the determination of any adjustment described in Section 5(b).
Notwithstanding the foregoing, you shall not earn any portion of your Award in accordance with the preceding paragraph if (i) your Termination of Employment occurs on or prior to the closing date of such Disposition of Assets or Disposition of a Subsidiary, as applicable, or on such later date as is specifically provided in the applicable transaction agreement, or on the effective date of such Outsourcing Agreement applicable to you (the “Applicable Employment Date”), and (ii) you are offered Comparable Employment (as defined below) with the buyer, successor company or outsourcing agent, as applicable, but do not commence such employment on the Applicable Employment Date.
For the purposes of this Section 8, “Comparable Employment” shall mean employment (i) with base compensation and benefits (not including perquisites, allowances or long term

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incentive compensation) that, taken as whole, is not materially reduced from that which is in effect immediately prior to your Termination of Employment and (ii) that is at a geographic location no more than 50 miles from your principal place of employment in effect immediately prior to your Termination of Employment; “Disposition of Assets” shall mean the disposition by the Company or a Subsidiary by which you are employed of all or a portion of the assets used by the Company or Subsidiary in a trade or business to an unrelated corporation or entity; “Disposition of a Subsidiary” shall mean the disposition by the Company or a Subsidiary of its interest in a subsidiary or controlled entity to an unrelated individual or entity (which, for the avoidance of doubt, excludes a spin-off or split-off or similar transaction), provided that such subsidiary or entity ceases to be controlled by the Company as a result of such disposition; and “Outsourcing Agreement” shall mean a written agreement between the Company or a Subsidiary and an unrelated third party (“Outsourcing Agent”) pursuant to which (i) the Company transfers the performance of services previously performed by employees of the Company or Subsidiary to the Outsourcing Agent, and (ii) the Outsourcing Agent is obligated to offer employment to any employee whose employment is being terminated as a result of or in connection with said Outsourcing Agreement.
9.    Withholdings. The Company will have the right, prior to any issuance or delivery of Shares based on your Performance Share Units, to withhold or demand from you payment of the amount necessary to satisfy applicable tax requirements, as determined by the Company. If you have not satisfied your tax withholding requirements in a timely manner, the Company will have the right to sell the number of Shares from your Award necessary to generate proceeds sufficient to satisfy such requirements. In addition, the Company shall have the right, if so provided under applicable law, to recover any taxes relating to this Award that the Company or any of its affiliates pays on your behalf.
By not declining the Award, you hereby acknowledge that the Company or Subsidiary or employing company shall require you to pay the Company or Subsidiary or employing company the amount of any federal, state, local, foreign or other tax or other amount required by any governmental authority to be withheld and paid over by the Company or Subsidiary or employing company to such authority for your account, and you agree, as a condition of the grant of the Award and delivery of any Shares, to satisfy such obligations. Notwithstanding the foregoing, the Committee may in its discretion establish procedures to permit you to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to the Award, by electing (the “election”) to have the Company withhold Shares from the Shares to which you otherwise become entitled. The number of Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld, taking into account any exchange rate issues, is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing in accordance with election procedures established by the Committee.
By not declining the Award, you acknowledge that the Company has made no warranties or representations to you with respect to the tax consequences (including but not limited to income tax consequences) with respect to the Award contemplated by these Terms and Conditions, and you are in no manner relying on the Company or its representatives for an

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assessment of such tax consequences. You hereby acknowledge that there may be adverse tax consequences upon the grant or vesting of the Award and/or the acquisition or disposition of the Shares subject to the Award and you have been advised that you should consult with your own attorney, accountant and/or tax advisor regarding the decision to enter into this Award and these Terms and Conditions and the consequences thereof. You also acknowledge that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for you.

10.    Transfer of Award. You may not transfer any interest in Performance Share Units except by will or the laws of descent and distribution. Any other attempt to dispose of your interest in Performance Share Units will be null and void.

11.    Covenant; Forfeiture of Award; Agreement to Reimburse Company.
(a)    If your Termination of Employment is for Cause, including without limitation a termination as a result of your violation of the Company’s Code of Ethical Conduct, any unearned Performance Share Units shall be immediately rescinded and you will forfeit any rights you have with respect thereto. Furthermore, by not declining this Performance Share Unit Award, you hereby agree and promise immediately to deliver to the Company the number of Shares (or, in the discretion of the Committee, the cash value of said shares) you received for Performance Share Units during the period beginning six months prior to your Termination of Employment for Cause and ending on the later of (i) the second anniversary of your Termination of Employment for Cause, including, without limitation, a termination for cause resulting from your violation of the Company’s Code of Ethical Conduct, or (ii) 60 days following the end of the Vesting Period.
(b)    If the Committee determines, in its sole discretion, that at any time after the Grant Date and prior to the second anniversary of your Termination of Employment you (i) disclosed business confidential or proprietary information related to any business of the Company or Subsidiary or (ii) have entered into an employment or consultation arrangement (including any arrangement for employment or service as an agent, partner, shareholder, consultant, officer or director) with any entity or person engaged in a business, which arrangement would likely (in the sole judgment of the Committee) result in the disclosure of business confidential or proprietary information related to any business of the Company or a Subsidiary to a business that is competitive with any Company or Subsidiary business as to which you have had access to business strategic or confidential information, and the Committee has not approved the arrangement in writing, then any unearned Performance Share Units will immediately be rescinded, and you will forfeit any rights you have with respect to these Performance Share Units as of the date of the Committee’s determination.

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12.    Adjustments. In the event of any share split, reverse share split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event, the Committee shall adjust the number and kind of Shares covered by the Performance Share Units and other relevant provisions to the extent necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be provided by the Performance Share Units. Any such determinations and adjustments made by the Committee will be binding on all persons.
13.    Restrictions on Payment of Shares. Payment of Shares for your Performance Share Units is subject to the conditions that, to the extent required at the time of vesting, (a) the Shares underlying the Performance Share Units will be duly listed, upon official notice of issuance, on the NYSE, and (b) a Registration Statement under the Securities Act of 1933 with respect to the Shares will be effective. The Company will not be required to deliver any Shares until all applicable federal and state laws and regulations have been complied with and all legal matters in connection with the issuance and delivery of the Shares have been approved by the appropriate counsel of the Company.

14.    Disposition of Securities. By not declining the Award, you acknowledge that you have read and understand the Company’s Insider Trading Policy, and are aware of and understand your obligations under applicable securities laws in respect of trading in the Company’s securities. You also acknowledge that, independent of any remedy afforded by Section 11 hereof, the Company will have the right to recover, or receive reimbursement for, any compensation or profit realized on the disposition of Shares received for Performance Share Units to the extent that the Company has a right of recovery or reimbursement under applicable securities laws or regulations, regulations imposed by any securities exchange upon which the Company’s ordinary shares are listed, or under its pay recoupment (or “clawback”) policy. You further acknowledge that any such law, regulation or policy may provide for recovery of benefits, including Shares delivered to you in respect of this Award, irrespective of any finding of fault, causation, liability or guilt on your behalf.
15.    Plan Terms Govern. The redemption of Performance Share Units, the disposition of any Shares received for Performance Share Units, and the treatment of any gain on the disposition of these Shares are subject to the terms of the Plan and any rules that the Committee may prescribe. The Plan document, as may be amended from time to time, is incorporated by reference into these Terms and Conditions. Except with respect to the choice of law provision, in the event of any conflict between the terms of the Plan and the terms of these Terms and Conditions, the terms of the Plan will control. By not declining the Award, you acknowledge receipt of the Plan and the prospectus, as in effect on the date of these Terms and Conditions.

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16.    Personal Data. To comply with applicable law and to administer the Plan and these Terms and Conditions properly, the Company and its agents may hold and process your personal data and/or sensitive personal data. Such data includes, but is not limited to, the information provided in this grant package and any changes thereto, other appropriate personal and financial data about you, and information about your participation in the Plan and Shares obtained under the Plan from time to time. By not declining the Award, you hereby give your explicit consent to the Company’s processing any such personal data and/or sensitive personal data, and you also hereby give your explicit consent to the Company’s transfer of any such personal data and/or sensitive personal data outside the country in which you work or reside and to the United States. The legal persons for whom your personal data is intended include the Company and any of its Subsidiaries (or former Subsidiaries as are deemed necessary), the outside Plan administrator as selected by the Company from time to time, and any other person that the Company may find in its administration of the Plan to be appropriate. You have the right to review and correct your personal data by contacting your local Human Resources Representative. By not declining the Award, you understand and acknowledge that the transfer of the information outlined here is important to the administration of the Plan, and that failure to consent to the transmission of such information may limit or prohibit your participation in the Plan and your receipt of the Award.
By not declining the Award you agree, as a condition of participation in the Plan, that any personal data in relation to you may be held by the Company and/or a Subsidiary and/or the Board and/or the Committee and passed on to a third party broker, registrar, administrator and/or future purchaser of the Company for all purposes relating to the operation or administration of the Plan, including to countries or territories outside your country or territory or, where applicable, outside of the European Economic Area.

17.    No Contract of Employment or Promise of Future Grants. By not declining the Award, you agree to be bound by these Terms and Conditions and acknowledge that the Award is granted at the sole discretion of the Company and is not considered part of any contract of employment with the Company or your ordinary or expected salary or other compensation, and that the Award will not be considered as part of such salary or compensation for purposes of any pension benefits or in the event of severance, redundancy or resignation. If your employment with the Company or a Subsidiary is terminated for any reason, whether lawfully or unlawfully, you acknowledge and agree that you will not be entitled by way of damages or specific performance for breach of contract, dismissal or compensation for loss of office, tort or otherwise with respect to the Plan or this Award to any sum, shares or other benefits to compensate you for the loss or diminution in value of any actual or prospective rights, benefits or expectation under or in relation to the Plan or the forfeiture and/or termination of this Award.

18.    Limitations. Nothing in these Terms and Conditions or the Plan gives you any right to continue in the employ of the Company or any of its Subsidiaries or to interfere in any way with the right of the Company or any Subsidiary to terminate your employment at any time. Payment of your Performance Share Units is not secured by a trust, insurance contract or other

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funding medium, and you do not have any interest in any fund or specific asset of the Company by reason of this Award or the account established on your behalf. You have no rights as a shareholder of the Company pursuant to the Performance Share Units until Shares are actually delivered to you.

19.    Incorporation of Other Agreements. These Terms and Conditions (including Appendix A) and the Plan constitute the entire understanding between you and the Company regarding the Performance Share Units. These Terms and Conditions supersede any prior agreements, commitments or negotiations concerning the Performance Share Units, except as otherwise provided in Section 15 above.

20.    Severability. The invalidity or unenforceability of any provision of these Terms and Conditions will not affect the validity or enforceability of the other provisions of the Agreement, which will remain in full force and effect. Moreover, if any provision is found to be excessively broad in duration, scope or covered activity, the provision will be construed so as to be enforceable to the maximum extent compatible with applicable law.

21.    Delayed Payment. Notwithstanding anything in these Terms and Conditions to the contrary, if the Company determines that you are a “specified employee” within the meaning of Section 409A(a)(2)(B) of the United States Internal Revenue Code and the regulations thereunder, and you become entitled to payment of Performance Share Units on account of your Termination of Employment, such payment shall be delayed until six (6) months following your Termination of Employment if the Company reasonably determines that your Award is subject to the provisions of Section 409A of the United States Internal Revenue Code and the regulations thereunder. Your Award shall continue to be credited with Dividend Equivalent Units during any such six-month delay period.

22.    Section 409A. Payments under the Plan may be subject to Section 409A of the Internal Revenue Code. The Committee may make such modifications to these Terms and Conditions as it deems necessary or appropriate to comply with Section 409A.

23.    Governing Law.  The validity, interpretation, construction and performance of these Terms and Conditions shall be governed by the laws of the state of New Jersey without reference to principles of conflicts of laws that would direct the application of the law of any other jurisdiction.
By not declining this Award, you agree to and acknowledge the following:

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(i)    you have carefully read, fully understand and agree to all of the terms and conditions described in these Terms and Conditions and the Plan;
(ii)    you understand and agree that these Terms and Conditions and the Plan constitute a binding agreement between you and the Company and represent the entire understanding between you and the Company regarding the Award, and that any prior agreements, commitments or negotiations concerning the Performance Share Units are replaced and superseded; and
(iii)    you acknowledge the authority of the Committee to administer and interpret these Terms and Conditions and the terms and conditions set forth in the Plan.
You will be deemed to consent to the application of the terms and conditions set forth in these Terms and Conditions and the Plan unless you contact Tyco International plc, c/o Equity Plan Administration, 9 Roszel Road, Princeton, NJ 08540 in writing within sixty days of the date of these Terms and Conditions. Notification of your non-consent will nullify this grant unless otherwise agreed to in writing by you and the Company.

George R. Oliver
Chief Executive Officer
Tyco International plc

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